SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2013
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

23.                               SUBSEQUENTEVENTS

On April 30, 2014, the Company entered into Settlement Arrangement with the Former DMG Shareholders to settle the litigation with them.  Under the Settlement Arrangement, the Company agreed to (a) release the entire amount of the indemnity escrow fund currently deposited in the designated escrow account as set out in Note 3 (consisting of $4 million and 847,601 common shares of the Company, to be converted to ADSs, plus interest accrued), (b) pay $12 million cash, including the funds of $4.5 million held by the Sheriff as set out in Note 18(c) to the Former DMG Shareholders and (c) issue the Notes with principal amount of $58 million to the Former DMG Shareholders.  The Notes will be redeemed by the Company in installments on each anniversary of the issue date from the first to the sixth anniversaries of the issue date, at the amount of $4 million, $5 million, $13.5 million, $16.5 million, $16 million and $3 million, respectively.  Interest on the Notes is accrued at a rate of our actual weighted average borrowing rate of the Company per annum.  The Notes are convertible at the elections of the holders of the Notes in Certain Scenarios.  The Company is currently evaluating the impact of the Settlement Arrangement, including the issuance of the Notes, on the consolidated financial statements and therefore the fair value of the settlement amount is not determinable as of date of this report. The consideration payable of approximately $75,800,000 recorded as of December 31, 2013 is the management’s best estimate of the consideration required to settle the litigation with the Former DMG Shareholders.